CONSENT, JOINDER AND THIRTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This CONSENT, JOINDER AND THIRTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of March 30, 2018 (this “Joinder”), is entered into by and among CIBC BANK USA (f/k/a The PrivateBank and Trust Company) (in its individual capacity, “CIBC”), as administrative agent for the lenders (the “Lenders”) party to the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”), the Lenders, and each of WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland Partners”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”), WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”), WESTMORELAND CANADA LLC, a Delaware limited liability company (“WC LLC”), WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation (“WES”), WESTMORELAND MINING LLC, a Delaware limited liability company (“WML”), WESTERN ENERGY COMPANY, a Montana corporation (“WECO”), TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”), WESTMORELAND SAVAGE CORPORATION, a Delaware corporation (“Savage”), DAKOTA WESTMORELAND CORPORATION, a Delaware corporation (“Dakota”), BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company (“Buckingham”), and HAYSTACK COAL COMPANY, a Delaware corporation (“Haystack”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland Partners, Westmoreland Resources, Coal Sales, WRI, WCC, WC LLC, WES, WML, WECO, TWCC, Savage, Dakota and Buckingham, each individually an “Existing US Borrower” and collectively, the “Existing US Borrowers”), WESTMORELAND CANADIAN INVESTMENTS L.P., a limited partnership organized and existing under the laws of the Province of Quebec (“WC Investments”), WESTMORELAND CANADA HOLDINGS INC., a corporation organized and existing under the laws of the Province of Alberta (“Westmoreland Canada”), and PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta (“PMRL”; together with WC Investments and Westmoreland Canada, each individually a “Canadian Borrower” and collectively, the “Canadian Borrowers”), WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands (“WCC BV”), and Westmoreland Coal Company Asset Corp., a New York corporation (“NYC NewCo1”), Westmoreland Energy Services New York, Inc., a New York corporation (“NYC NewCo2”), and Westmoreland Texas Jewett Coal Company, a Texas corporation (“Jewett”; and together with NYC NewCo1 and NYC NewCo2, each a “New US Borrower” and collectively, the “New US Borrowers”; together with the Existing US Borrowers, individually each a “US Borrower” and collectively, the “US Borrowers”).

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W I T N E S S E T H:
WHEREAS, the Existing US Borrowers, the Canadian Borrowers, WCC B.V., the Administrative Agent and the Lenders entered into a certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2014, as amended by that certain Joinder and First Amendment to Second Amended and Restated Loan and Security Agreement dated March 26, 2015, that certain Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 29, 2015, that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2015, that certain Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 29, 2016, that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 3, 2016, that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 28, 2016, that certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of September 30, 2016, that certain Eighth Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 12, 2016, that certain Consent and Ninth Amendment to Second Amended and Restated Loan and Security Agreement dated as of March 13, 2017, that certain Tenth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 10, 2017, that certain Eleventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 31, 2017, and that certain Twelfth Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 30, 2017 (collectively, as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Existing US Borrowers and the Canadian Borrowers established certain financing arrangements with the Lenders;
WHEREAS, (a) Westmoreland Parent recently formed NYC NewCo1, a wholly owned subsidiary of Westmoreland Parent, and WES recently formed NYC NewCo2, a wholly owned subsidiary of WES (collectively, the “NY Entity Formation”) and (b) WML recently formed Jewett, which is a wholly owned subsidiary of WML (the “TX Entity Formation”; and together with the NY Entity Formation, the “Entity Formation”) and have requested the consent of the Lenders for the Entity Formation;
WHEREAS, as a condition of the consent to the Entity Formation provided hereunder, the Lenders have required, and the Existing US Borrowers, the Canadian Borrowers and WCC B.V. have agreed that each New US Borrower be added as a “US Borrower” under the Loan Agreement and all other Loan Documents, by executing and delivering this Joinder to the Administrative Agent and the Lenders; and
WHEREAS, in addition to the consent to the Entity Formation, the Borrowers have requested and the Lenders have agreed to grant certain other consents and amend the Loan Agreement in accordance with the terms herein, including but not limited to, expansion of the grant of the security interest in all Collateral located in Canada for all Obligations.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Joinder, the parties, intending to be bound, hereby agree as follows:

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Section 1.Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Joinder, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement or the other Loan Documents are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 2.    Consents and Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof:
(a)    Notwithstanding the terms of Section 13.4 of the Loan Agreement, (Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business), Lenders hereby consent to the formation of NYC NewCo1, NYC NewCo2 and Jewett.
(b)    Notwithstanding the terms of Section 13.2 (Indebtedness) and Section 13.3 (Liens) of the Loan Agreement, Lenders hereby consent to the incurrence by the Borrowers of additional indebtedness in an amount not to exceed $7,500,000 for purposes of refurbishing certain bulldozers and tractors valued at approximately $4,200,000 located at the Borrowers’ Coal Valley Mine near Edson, Alberta, Canada (the “Canadian Refurbished Equipment”), which will be secured by a first priority lien on such Canadian Refurbished Equipment in favor of the financer of such additional indebtedness, subject to the subordinate lien in favor of the Administrative Agent.
(c)    The foregoing consents set forth in (a) and (b) above are expressly limited to the transactions described above in this Section 2, and shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transactions described above in this Section 2. Lenders have granted the consent set forth in this Section 2 in this particular instance and in light of the facts and circumstance that presently exist, and the grant of such consent shall not constitute a course of dealing or impair Lenders’ right to withhold any similar consent in the future.
(d)    Notwithstanding the terms of Section 9.3 of the Loan Agreement, the Lenders hereby waive any Default or Event of Default under the Loan Agreement as a result of (i) the failure to deliver Borrowers’ monthly financial statements and reports required under Section 9.3(i), including any such related compliance certificates, for the periods ending December 31, 2017, January 31, 2018 and February 28, 2018, so long as such monthly financial statements are delivered on or before April 2, 2018 and (ii) any failure of the Borrowers to deliver an unqualified opinion from their independent certified accountants solely due to the receipt of the unqualified opinion of their independent certified accountants containing a going concern emphasis explanatory paragraph in conjunction with the Borrowers’ audited financial statements for the Fiscal Year ended December 31, 2017. The foregoing waivers are expressly limited to the specific periods and provisions stated above and shall not affect any breach of any of the other provisions of the Loan Agreement for

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any other period, and shall not be deemed or otherwise construed to constitute a waiver of the subject provision for any other period or of any Default or Event of Default arising out of any other failure of the Borrowers to comply with any of the terms of the Loan Agreement. Lenders have granted the waivers set forth herein in this particular instance and in light of the facts and circumstances that presently exist, and the grant of such waiver shall not constitute a course of dealing or impair any Lender’s right to withhold a waiver of a similar Default or Event of Default in the future.
Section 3.    Joinder to the Loan Agreement and Loan Documents.
(a)    The parties hereto agree that each New US Borrower shall, from and after the date hereof, be deemed a “US Borrower” and a “US Loan Party” for all purposes of the Loan Agreement and other Loan Documents. Accordingly, each New US Borrower hereby joins in, assumes and agrees to be bound by all of the conditions, covenants, representations, warranties and other agreements applicable to each Existing US Borrower set forth in the Loan Agreement and the other Loan Documents, and each US Loan Party set forth in the Loan Agreement and the other Loan Documents, and hereby agrees to promptly execute and deliver all further documentation reasonably required by the Administrative Agent to be executed by the Borrowers (including each New US Borrower) in connection with the foregoing. Without limiting the generality of the foregoing, each New US Borrower hereby agrees to be jointly and severally liable, along with all the Existing US Borrowers, for all existing and future Obligations.
(b)    Each New US Borrower hereby assigns, pledges and grants to Administrative Agent for the benefit of the Lenders a security interest in all of its right, title and interest in and to the Collateral owned by each New US Borrower to secure the Obligations in accordance with Section 5.1 of the Loan Agreement. Each New US Borrower consents to Administrative Agent preparing and filing (1) a UCC financing statement naming each New US Borrower as debtor and the Administrative Agent as secured party, and describing each New US Borrower’s Collateral and (2) such other documentation as the Administrative Agent may require to evidence, protect and perfect the Liens created by the Loan Agreement, as modified hereby.
(c)    This Joinder constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar federal, provincial or state laws or judicial decisions relating to or affecting the enforceability of creditors’ rights generally and to general principles of equity.
(d)    Each New US Borrower hereby (1) confirms that, after giving effect to the information set forth on the Supplemental Schedules attached hereto as Exhibit A, all of the representations and warranties set forth in Section 11 of the Loan Agreement are true and correct in all material respects as of the date hereof with respect to each New US Borrower, (2) covenants to perform its obligations under the Loan Agreement and the other Loan Documents and (3) specifically represents and warrants to the Administrative Agent and the Lenders that it is the lawful owner all of, or rights in, its Collateral, free from any

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lien or security interest in favor of any other person or entity, other than Permitted Liens under the Loan Agreement.
(e)    Each New US Borrower hereby represents and warrants that the information with respect to each New US Borrower set forth on the Supplemental Schedules attached hereto as Exhibit A is true and correct in all material respects as of the date of this Joinder. The Supplemental Schedules attached hereto as Exhibit A are hereby incorporated into the Loan Agreement as if originally set forth therein as supplements to the existing Schedules to the Loan Agreement.
(f)    The definitions of the terms “US Borrower”, “US Borrowers” and “US Loan Party” contained in the Loan Agreement are hereby amended to include and refer to each New US Borrower. Each New US Borrower is hereby added as a joint and several obligor to the Credit Agreement and each of the other Loan Documents as of the date hereof.
(g)    The Schedules attached to the Loan Agreement are hereby amended to include the Supplemental Schedules attached hereto as Exhibit A.
Section 4.    Amendment to Loan Agreement.
(a)    The definitions of the terms “Applicable Law”, “Governmental Authority”, “Law”, “Pension and Benefit Laws”, and “Thirteenth Amendment Effective Date” are hereby added to Section 1.1 of the Loan Agreement, in alphabetical order, to read as follows:
Applicable Law means any present or future Law relating or applicable to any Person, property, transaction, event, or other matter (including any interpretation of Law by any Governmental Authority) and including, without limitation, any Pension and Benefit Laws and any Environmental Laws.
Governmental Authority means: (a) the government of the United States of America, Canada or any other nation, whether federal, provincial, state, municipal, local, or other government or public department; (b) any central bank, court, tribunal, arbitral body, regulatory body (including any stock exchange), commission (including any securities commission), board, bureau, agency, authority, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, any of the foregoing (including any supra-national bodies such as the European Union, or the European Central Bank, a Minister of the Crown, the Superintendent of Financial Institutions, or any other comparable authority or agency; and (c) any subdivision, department, agency or instrumentality of any of the foregoing.
Law shall mean any law (including common law), statute, by-law, rule, regulation, order, ordinance, protocol, code, guideline, treaty,

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policy, notice, direction, decree, judgment, award, or requirement, in each case of any Governmental Authority, whether or not having the force of law.
Pension and Benefit Laws means the Pension Benefits Act (Ontario), the Employment Pension Plans Act (Alberta), the Pension Benefits Act (Saskatchewan), and any other law, rule, regulation, guideline, directive, order or notice of any Governmental Authority having jurisdiction over or affecting any Canadian Pension Plan or Canadian Benefit Plan.
Thirteenth Amendment Effective Date means March 30, 2018.
(b)    The definition of the terms “Canadian EBITDA”, “Canadian Pension Plans”, “Consolidated EBITDA” and “US EBITDA” appearing in Section 1.1 of the Loan Agreement are hereby amended and restated to read as follows:
Canadian EBITDA for any period means, without duplication, the sum of the amounts for such period of:
(1)    Net Income of the Canadian Borrowers, plus
(2)    in each case only to the extent (and in the same proportion) deducted in determining Net Income of the Canadian Borrowers and with respect to the portion of Net Income of the Canadian Borrowers attributable to any Borrower only if a corresponding amount would be permitted at the date of determination to be distributed to Westmoreland Parent by its Subsidiaries without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to Canadian Borrowers or their equity holders,
(a)    Income Tax Expense of the Canadian Borrowers (other than income taxes or income tax adjustments (whether positive or negative) attributable to Asset Sales or extraordinary gains or losses and, without duplication, permitted tax distributions,
(b)    Amortization Expense of the Canadian Borrowers (but only to the extent not included in Interest Expense of the Canadian Borrowers),
(c)    Net Asset Reclamation Accretion Expense of the Canadian Borrowers,

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(d)    Depreciation and Depletion Expense of the Canadian Borrowers (but only to the extent not included in Interest Expense of the Canadian Borrowers),
(e)    Interest Expense of the Canadian Borrowers,
(f)    all other non-cash items reducing Net Income of the Canadian Borrowers (including without limitation non-cash write-offs of goodwill, intangibles and long-lived assets, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period including pension, retiree, medical and reclamation expenses) for such period,
(g)    [Reserved],
(h)    cash distributions received by the Canadian Borrowers from Westmoreland Resource Partners, LP, and
(i)    losses incurred by the Canadian Borrowers in connection with the operation of the Coal Valley mine during Fiscal Year 2017 allocated to the quarter in which such losses occurred, in an amount not to exceed $23,867,000 in the aggregate, in each case determined in accordance with GAAP, minus
(3)    unfinanced Capital Expenditures of the Canadian Borrowers during the applicable period, minus
(4)    the aggregate amount of all non-cash items of the Canadian Borrowers determined in accordance with GAAP, to the extent such items increased Net Income of the Canadian Borrowers (other than the accrual of revenue, recording of receivables or the reversal of reserves in the ordinary course of business) for such period.
Notwithstanding the foregoing, for purposes of calculating Canadian EBITDA, calculations will be based on ASC 605 for all periods presented regardless of the Borrowers’ retroactive adoption of ASC 606 on January 1, 2018.
Canadian Pension Plans means any pension (including each “registered pension plan” as defined under the ITA), retirement or supplemental retirement benefit plans, arrangements or agreements, including any defined benefit or defined contribution pension plans and any group registered retirement savings plans, employee benefit plans and any other similar employee benefit plans, arrangements or agreements, whether oral or written, formal or informal, funded or

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unfunded, that are, in each case, sponsored, contributed to, or maintained by any Borrower, any Subsidiary of a Borrower or any other Loan Party providing for retirement income for the benefit of any such party’s employees, former employees’, dependents or beneficiaries of either of them, whether or not insured.
Consolidated EBITDA for any period means, without duplication, the sum of the amount of: (i) Net Income of the Borrowers, plus (ii) the amounts set forth in subsection (2) of the definition of Canadian EBITDA, plus (iii) the amounts set forth in subsection (2) of the definition of US EBITDA, minus (iv) the amounts set forth in subsections (3) and (4) of the definition of Canadian EBITDA, minus (v) the amounts set forth in subsections (3) and (4) of the definition of US EBITDA. Notwithstanding the foregoing, for purposes of calculating Consolidated EBITDA, calculations will be based on ASC 605 for all periods presented regardless of the Borrowers’ retroactive adoption of ASC 606 on January 1, 2018.
US EBITDA for any period means, without duplication, the sum of the amounts for such period of:
(1)    Net Income of the US Borrowers, plus
(2)    in each case only to the extent (and in the same proportion) deducted in determining Net Income of the US Borrowers and with respect to the portion of Net Income of the US Borrowers attributable to any Borrower only if a corresponding amount would be permitted at the date of determination to be distributed to Westmoreland Parent by its Subsidiaries without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to Borrowers or their equity holders,
(a)    Income Tax Expense of the US Borrowers (other than income taxes or income tax adjustments (whether positive or negative) attributable to Asset Sales or extraordinary gains or losses and, without duplication, permitted tax distributions,
(b)    Amortization Expense of the US Borrowers (but only to the extent not included in Interest Expense of the US Borrowers),
(c)    Net Asset Reclamation Accretion Expense of the US Borrowers,

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(d)    Depreciation and Depletion Expense of the US Borrowers (but only to the extent not included in Interest Expense of the US Borrowers),
(e)    Consolidated Interest Expense of the US Borrowers,
(f)    all other non-cash items reducing Net Income of the US Borrowers (including without limitation non-cash write-offs of goodwill, intangibles and long-lived assets, but excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period including pension, retiree, medical and reclamation expenses) for such period,
(g)    costs and expenses incurred in connection with entering into, and the initial borrowing under, this Agreement,
(h)    cash distributions received by the US Borrowers from Westmoreland Resource Partners, LP,
(i)    advisory fees actually incurred in connection with the restructuring of the indebtedness of the Borrowers in an aggregate amount not to exceed $7,500,000 solely for the period beginning January 1, 2018 through May 31, 2018, and
(j)    net cash proceeds not to exceed $4,500,000 received by Borrowers in connection with the sale of Haystack pursuant to documentation in form and substance acceptable to the Administrative Agent, in each case determined in accordance with GAAP, minus
(3)    (i) unfinanced Capital Expenditures of the US Borrowers during the applicable period, (ii) all dividends or other distributions by the US Borrowers to equityholders of Westmoreland Parent during the applicable period and (iii) payments during the applicable period in respect of income or franchise taxes of the US Borrowers, minus
(4)    the aggregate amount of all non-cash items, determined on a consolidated basis in accordance with GAAP, to the extent such items increased Net Income of the US Borrowers (other than the accrual of revenue, recording of receivables or the reversal of reserves in the ordinary course of business) for such period.
Notwithstanding the foregoing, for purposes of calculating US EBITDA, calculations will be based on ASC 605 for all periods

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presented regardless of the Borrowers’ retroactive adoption of ASC 606 on January 1, 2018.
(c)    Section 4.3.4 of the Loan Agreement is hereby amended and restated to read as follows:
4.3.4    Costs and Expenses: Borrowers shall reimburse Administrative Agent and the Lenders for all costs and expenses, including, without limitation, reasonable legal expenses and reasonable attorneys’ fees (for outside counsel), incurred by Administrative Agent and the Lenders in connection with the (i) documentation and consummation of the transaction contemplated by the Loan Documents and all amendments and modifications thereto, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (ii) collection, protection or enforcement of any rights of Administrative Agent or any Lender in or to the Collateral; (iii) collection of any Obligations; and (iv) administration and enforcement of any of Administrative Agent’s and Lenders’ rights under this Agreement or any other Loan Document (including, without limitation, any reasonable costs and expenses of any third party provider engaged by a Lender for such purposes). Borrowers shall also pay all normal service charges with respect to all accounts maintained by Borrowers with Administrative Agent and the Lenders and any additional services requested by Borrowers from Administrative Agent or the Lenders.
(d)    The introductory paragraph to Section 5.1.2 of the Loan Agreement is hereby amended and restated to read as follows:
5.1.2    Canadian Borrowers. As security for the payment of all Obligations now or in the future made by Administrative Agent and Lenders to any Borrower hereunder and for the payment, performance or other satisfaction of all other Obligations owing to Administrative Agent, Lenders and any Affiliate of any Lender, each of the Canadian Borrowers hereby (i) reaffirms its prior assignment and grant to Administrative Agent for the benefit of the Lenders for all Canadian Obligations, and (ii) assigns to Administrative Agent, for the benefit of itself, the Lenders and their applicable Affiliates, and grants to Administrative Agent, for the benefit of itself, the Lenders and their applicable Affiliates, a continuing security interest in the following property of each Canadian Borrower as security for all Obligations, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located:

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(e)    Section 8.3 of the Loan Agreement is hereby amended and restated to read as follows:
8.3    Application of Proceeds. For purposes of calculating interest and fees, Administrative Agent shall, within one (1) Business Day after application of the daily ledger balance to the Obligations as set forth in the immediately following sentence, apply the whole or any part of such collections or Proceeds (i) of the Collateral of the US Borrowers against the Obligations in such order as Administrative Agent shall determine in its sole discretion and (ii) of the Collateral of the Canadian Borrowers against the Obligations in such order as Administrative Agent shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, Administrative Agent shall apply the daily ledger balance in the Lockbox Account as of the beginning of each Business Day in whole or in part against the applicable Obligations owing under such Revolving Credit Commitment, in such order as Administrative Agent shall determine in its sole discretion (and in the absence of any such determination, in the order set forth in Section 16.2), on the day of receipt, subject to actual collection, it being understood and agreed that Proceeds and collections from the Collateral of the Borrowers may be applied to all of the Obligations as Administrative Agent shall determine in its sole discretion.
(f)    A new Section 9.8 is hereby added to the Loan Agreement to read as follows:
9.8 Budget. On or before Friday of each calendar week, beginning with the first Friday after the Thirteenth Amendment Effective Date, Borrowers shall provide Administrative Agent with a 13-week cash flow forecast prepared by the Borrowers, in form reasonably acceptable to the Administrative Agent. Each forecast shall reflect, on a line-item basis, anticipated cash receipts and projected expenditures on a weekly basis during the applicable 13-week period.
(g)    A new Section 11.29 is hereby added to the Loan Agreement to read as follows:
11.29 Canadian Pension Plans and Canadian Benefit Plans.
11.29.1    To the knowledge of the Borrowers, each Canadian Pension Plan and Canadian Benefit Plan of the Borrowers has been maintained and is in compliance with Applicable Law and applicable collective bargaining agreements (including all requirements relating to employee participation, funding, investment of funds, benefits, and transactions with the Borrowers and Persons related to them).

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11.29.2    For any Canadian Pension Plan that is a defined benefit Canadian Pension Plan, each such defined benefit Canadian Pension Plan has been funded over and above the amounts required pursuant to the terms of the respective Canadian Pension Plans and Applicable Law.
11.29.3    To the knowledge of the Borrowers after due inquiry:
(i)    no steps have been taken to terminate or wind up any Canadian Pension Plan (in whole or in part) and no unauthorized merger of such Canadian Pension Plans, no unauthorized withdrawal of funds from such Canadian Pension Plans and no improper contribution holidays taken in respect of such Canadian Pension Plans,
(ii)    no contribution failure has occurred relating to any Canadian Pension Plan sufficient to give rise to a lien or charge under any applicable pension benefits or tax laws of any jurisdiction (including, without limitation, a Canadian Priority Claim),
(iii)    no condition exists and no event or transaction or breach has occurred relating to any Canadian Pension Plan that is reasonably likely to result in a Loan Party incurring any material liability, fine, or penalty or being required to make an additional contribution to any Canadian Pension Plan, and
(iv)    no Loan Party has a material contingent liability relating to or under a Canadian Benefit Plan.
11.29.4 Except as disclosed in Schedule 11.29 (Canadian Pension Plans):
(i)    each Canadian Pension Plan is in compliance in all material respects with all Applicable Law (including applicable pension benefits and tax laws),
(ii)    all contributions (including employee contributions made by authorized payroll deductions or other withholdings) required to be made to the appropriate funding agency in accordance with all Applicable Law and the terms of each Canadian Pension Plan have been made in accordance with all Applicable Law and the terms of each Canadian Pension Plan,
(iii)    all liabilities under each Canadian Pension Plan are funded in accordance with the terms of the respective Canadian Pension Plans and Applicable Law,

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(iv)    no event has occurred and no conditions exist relating to any Canadian Pension Plan that has resulted or could reasonably be expected to result in any Canadian Pension Plan that is a registered pension plan within the meaning of the ITA having its registration revoked or refused for the purposes of any administration of any relevant pension benefits regulatory authority or being required to pay any Taxes or penalties under any applicable pension benefits or tax Laws, and
(v)    there are no pending, threatened, or anticipated claims, actions or proceedings involving or relating to any of the Canadian Pension Plans or Canadian Benefit Plans that could reasonably be expected to have a Material Adverse Effect.
(h)    A new Section 12.15 is hereby added to the Loan Agreement to read as follows:
12.15 Restructuring Plan. The Borrowers covenant and agree to submit a copy of the preliminary restructuring proposal, contemporaneous with delivery thereof to the ad hoc committee of the Company’s secured lenders, on or before April 15, 2018. The Borrowers shall provide the Administrative Agent with periodic updates to such plan upon request, but in no event later than 5 business days after receiving such request, including, but not limited to, the anticipated structure and capital needs in connection with such plan.
(i)    A new Section 12.16 is hereby added to the Loan Agreement to read as follows:
12.16 Appraisal. The Borrowers covenant and agree to cooperate with the Administrative Agent to complete an Appraisal to be conducted by an independent appraiser agreed upon by the Administrative Agent and the Borrowers both acting reasonably at the sole expense of the Borrowers of all Equipment located in Canada promptly following the Thirteenth Amendment Effective Date.
(j)    A new Section 12.17 is hereby added to the Loan Agreement to read as follows:
12.17 Canadian Pension Plans and Canadian Benefit Plans. Each Borrower shall maintain, administer, fund, and invest all Canadian Pension Plans and Canadian Benefit Plans relating to its business in compliance with all Applicable Law (including any applicable pension benefits and tax Laws).

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(k)    A new Section 14.1.4 is hereby added to the Loan Agreement to read as follows:
14.1.4    Minimum Excess Availability. Commencing as of the close of business on Friday, April 6, 2018 and as of the close of business on each Friday thereafter through and including the Maturity Date, the Borrowers on a consolidated basis shall have a minimum Excess Availability of $5,000,000.
Section 5.    Effectiveness Conditions. The amendments and other agreements set forth herein shall be effective upon the satisfaction of all of the following conditions precedent, each to the satisfaction of the Administrative Agent in its sole discretion:
(a)    Receipt by the Administrative Agent from each of the Lenders, the Administrative Agent and Borrowers, of a counterpart of this Joinder signed on behalf of such party; and
(b)    Receipt by the Administrative Agent of such other documents, instruments and certificates as the Administrative Agent shall reasonably request.
Section 6.    Representations and Warranties; No Default.
(a)    The representations and warranties of the Borrowers set forth in Section 11 of the Loan Agreement shall be deemed made or remade, as applicable, by each Borrower as of the date hereof, and shall be true and correct in all material respects as of the date hereof except to the extent (i) that such representation or warranty expressly relates to a specified earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) amended by the Supplemental Schedules attached hereto as Exhibit B; and
(b)    Each Borrower represents and warrants to the Administrative Agent and the Lenders that (i) the execution and delivery by such Borrower of this Joinder and the performance by it of the transactions herein contemplated (A) are and will be within its organizational powers, (B) have been authorized by all necessary organizational action and (C) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or contract to which such Borrower is a party or by which the property of such Borrower is bound, or be in violation of, result in a breach of, or constitute with due notice and/or lapse of time a default under any such indenture, agreement or contract, which contravention, violation or breach would reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower (other than Permitted Liens) and (ii) No Default or Event of Default has occurred and is continuing.
Section 7.    Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each New US Borrower covenants and agrees to comply with all of

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the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Administrative Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to the Administrative Agent, for its benefit and the benefit of the Lenders, of a lien on and security interest in the Collateral as security for all Obligations, as amended hereby. Each Borrower hereby reaffirms that all liens and security interests at any time granted by it to the Administrative Agent, for its benefit and the benefit of the Lenders, continue in full force and effect and secure and shall continue to secure all of the Obligations, as amended hereby. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Administrative Agent’s existing security interest in and liens upon the Collateral. Any and all references to the Loan Agreement in each of the Loan Documents shall be deemed to refer to and include this Joinder.
Section 8.    Fees and Expenses. Each Borrower agrees to comply with Section 4.3.4 of the Loan Agreement, in connection with the evaluation, negotiation, preparation, execution and delivery of this Joinder. In addition to the foregoing, the U.S. Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, an amendment fee of $500,000 (the “Amendment Fee”), which shall be fully earned and non-refundable as of the date hereof. Notwithstanding the foregoing, each Lender hereby covenants and agrees to apply its pro rata share of $250,000 of such Amendment Fee to its portion of any fee charged by the Lenders in connection with the closing of any refinancing by the Lenders of the Obligations on or before May 31, 2018, it being understood and agreed that no such credit shall apply to the extent the Lenders do not lend and participate in such refinancing and to the extent such Lender’s share of any fee for such financing is less than its pro rata share of the $250,000 available for credit to such fee, no Lender shall be required to refund any of the difference.
Section 9.    Insurance.
(a)    The Borrowers hereby agree to deliver to Administrative Agent the following in form and substance reasonably satisfactory to Administrative Agent:
(i)    updated certificate(s) of insurance reflecting property and casualty insurance of each New US Borrower, showing Administrative Agent as lenders’ loss payee; and
(ii)    an updated or revised Assignment of Business Interruption Insurance Policy which includes the New US Borrowers.
Section 10.    Release; Indemnities.
(a)    In further consideration of Administrative Agent’s and the Lenders’ execution of this Joinder, each of the Existing US Borrowers, the new US Borrowers, the Canadian Borrowers and WCC B.V., individually and on behalf of such party’s successors (including,

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without limitation, any trustees acting on behalf of such party and any debtor-in-possession with respect to such party), assigns, subsidiaries and affiliates (collectively, the “Releasors”), hereby forever release the Lenders and Administrative Agent and their successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of actions (whether at law and/or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”) that Releasors may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Joinder was executed including, without limitation, with respect to the Obligations, any Collateral, the Loan Documents, or any third parties liable in whole or in part for the Obligations.
(b)    Releasors hereby agree that their respective obligations to indemnify and hold the Releasees harmless as set forth in the Loan Documents, as applicable, shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, claims, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulations or common law principles arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Loan Documents, this Joinder or any other document executed in connection herewith, except those claims resulting from the gross negligence or willful misconduct of the Releasees, as finally determined by a final, non-appealable judgment by a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Joinder and the Loan Documents.
Section 11.    Miscellaneous.
(a)    Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Administrative Agent all such documents, assignments, financing statements and other documents as the Administrative Agent may reasonably require from time to time, to effectuate and implement the purposes of this Joinder and the other Loan Documents.
(b)    Each Borrower agrees to deliver to Administrative Agent termination statements for all liens previously filed on the New Borrowers within 30 days (or such longer period as determined by the Administrative Agent in its sole diecretion) of the date hereof.
(c)    This Joinder shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and (to the extent permitted under the Loan Agreement) assigns. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary.

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(d)    Wherever possible, each provision of this Joinder shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder.
(e)    The headings of any paragraph of this Joinder are for convenience only and shall not be used to interpret any provision hereof.
(f)    This Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or other electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Joinder by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
(g)    No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(h)    The terms and conditions of this Joinder shall be governed by and construed in accordance with the internal laws of the State of Illinois excluding conflict of laws statutes or common law principles that would result in the application of laws other than the internal laws of the State of Illinois.
(i)    EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THE EXECUTION OR ACCEPTANCE OF THIS JOINDER, WAIVES ITS AND THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS JOINDER, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent, Joinder and Thirteenth Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

EXISTING US BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jennifer S. Grafton Jennifer S. Grafton Chief Administrative Officer & Secretary
WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership By: WEI-Roanoke Valley, Inc., its general partner By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

EXISTING US BORROWERS:
WESTMORELAND PARTNERS, a Virginia general partnership
By: Westmoreland-Roanoke Valley, L.P., its general partner
   By: WEI-Roanoke Valley, Inc.,
its general partner
   By:  /s/ Samuel N. Hagreen
              Samuel N. Hagreen
              Secretary
By: Westmoreland-North Carolina Power, L.L.C., its general partner
By:  /s/ Samuel N. Hagreen
        Samuel N. Hagreen
        Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WRI PARTNERS, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
EXISTING US BORROWERS:	WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

WESTMORELAND CANADA LLC, a Delaware limited liability company By: /s/ Jennifer S. Grafton Jennifer S. Grafton Vice President and Secretary
WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND MINING LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTERN ENERGY COMPANY, a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
TEXAS WESTMORELAND COAL CO., a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
EXISTING US BORROWERS:	WESTMORELAND SAVAGE CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
DAKOTA WESTMORELAND CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company
By:  /s/ Samuel N. Hagreen
   Samuel N. Hagreen
   Secretary
HAYSTACK COAL COMPANY, a Delaware corporation
By:  /s/ Samuel N. Hagreen
      Samuel N. Hagreen
   Secretary

CANADIAN BORROWERS:
WESTMORELAND CANADIAN INVESTMENTS, L.P., a limited partnership organized and existing under the laws of the Province of Quebec
By: Westmoreland Canada LLC,
its general partner
   By:   /s/ Jennifer S. Grafton
        Jennifer S. Grafton
        Vice President and Secretary

CANADIAN BORROWERS:	WESTMORELAND CANADA HOLDINGS INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary
PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

WCC BV:
WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands
By:   /s/ Jennifer S. Grafton
   Jennifer S. Grafton
   Managing Director A
By:  /s/ L.I.W. Klein
   L.I.W. Klein
   Managing Director B

NEW US BORROWERS:	WESTMORELAND COAL COMPANY ASSET CORP., a New York corporation By: /s/ Jennifer S. Grafton Jennifer S. Grafton Secretary
WESTMORELAND ENERGY SERVICES NEW YORK, INC., a New York corporation By: /s/ Jennifer S. Grafton Jennifer S. Grafton Secretary
NEW US BORROWERS:	WESTMORELAND TEXAS JEWETT COAL COMPANY, a Texas corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary and General Counsel

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

ADMINISTRATIVE AGENT AND A LENDER:	CIBC BANK USA (f/k/a The PrivateBank and Trust Company) By: /s/ Douglas Colletti Douglas Colletti Managing Director

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(Signature Page to Consent, Joinder and Thirteenth Amendment to
Second Amended and Restated Loan and Security Agreement)

LENDER:	EAST WEST BANK By: /s/ John E. Kolb John E. Kolb Vice President

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EXHIBIT A
Supplemental Schedules to Loan Agreement for each New US Borrower
(See attached)

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Supplemental Schedule 1- Permitted Liens
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.2 - Business and Collateral Locations
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)

The CHIEF EXECUTIVE OFFICES of the New US Borrower:
9540 South Maroon Circle, Suite 300, Englewood, CO 80112

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Supplemental Schedule 11. 7 - Litigation
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.9 - Affiliate Transactions
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.10 - Names and Trade Names
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.14 - Indebtedness
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.16 - Parent, Subsidiaries and Affiliates
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
I. Subsidiaries of New US Borrower
None.

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Supplemental Schedule 11.18 - Employee Matters
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
Collective Bargaining Agreements:
None.
Petitions for Certification or Union Elections:
None.
Strikes, Slowdowns, Work Stoppages:
None.
Employment Contracts with any Officer or Director:
None.

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Supplemental Schedule 11.20 - Environmental Matters
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.25 - Related Transactions Documents
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.26 - Investigations, Audits, Etc.
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 11.27 - Capitalization; Subsidiaries
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
The authorized equity interests of Westmoreland Coal Company Asset Corp. consist of two hundred shares of common stock, 100% of which are owned of record by Westmoreland Coal Company.

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Supplemental Schedule 11.27 - Capitalization; Subsidiaries
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a the PrivateBank and Trust Company)
The authorized equity interests of Westmoreland Energy Services New York, Inc. consist of two hundred shares of common stock, 100% of which are owned of record by Westmoreland Energy Services, Inc.

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Supplemental Schedule 11.27 - Capitalization; Subsidiaries
to the Consent, Joinder and Thirteenth Amendment to Second Amended and Restated Loan and
Security Agreement dated as of March 29, 2018, by and among Westmoreland Coal Company, et
al. and CIBC Bank USA (f/k/a The PrivateBank and Trust Company)
The authorized equity interests of Westmoreland Texas Jewett Coal Company consist of ten thousand
(10,000) shares of common stock, 100% of which are owned of record by Westmoreland Mining LLC.

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Supplemental Schedule 11.28 - Insurance
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
All insurance policies (other than with respect to New US Borrower) are issued through Willis of
Tennessee, Willis of Canada and/or Westmoreland Risk Management Inc., and underwritten by various providers. Westmoreland Parent and its subsidiaries (other than New US Borrower) maintain the following types of insurance policies:
Automobile Liability Insurance
Employers Liability Insurance
Workers' Compensation Insurance
General Liability, Umbrella Excess Program Insurance Group Travel Accident Insurance
Foreign Liability Insurance
Mining Property Insurance
ROY A Property Insurance
EPL Insurance
Fiduciary Insurance
K&R Insurance
Crime Insurance
New US Borrower is covered under Westmoreland Parent's insurance policies listed above pursuant to and in accordance with the terms and conditions of the Joinder.

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Supplemental Schedule 12.10 - Checking Accounts and Cash Management Services
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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Supplemental Schedule 13.4 - Permitted Sales and Acquisitions
to the Joinder to Second Amended and Restated Loan and Security Agreement dated as of March
6, 2018, by and among Westmoreland Coal Company, et al. and Canadian Imperial Bank of
Commerce (f/k/a The PrivateBank and Trust Company)
None.

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